LIST OF SUBSIDIARIES                                    EXHIBIT 21

Name	Country
AesRX, LLC	United States
Amsterdam Newco, Inc	United States
Armagen Technologies, inc***	United States
Auralis Limited	United Kingdom
Baxalta (Thailand) Limited	Thailand
Baxalta Argentina S.A.U.	Argentina
Baxalta Australia Pty. Ltd.	Australia
Baxalta Belgium Manufacturing S.A.	Belgium
Baxalta Belgium SPRL	Belgium
Baxalta Biofarmacevtska druzba d.o.o	Slovenia
Baxalta Biopharmaceutical Ltd.	Taiwan
Baxalta BioScience (Shanghai) Co. Ltd.	China
Baxalta BioScience Costa Rica S.R.L.	Costa Rica
Baxalta BioScience Greece Single Member LLC	Greece
Baxalta BioScience India Private Limited	India
Baxalta Brasil Biociência Ltda.	Brazil
Baxalta Bulgaria EOOD	Bulgaria
Baxalta Canada Corporation	Canada
Baxalta Chile SpA	Chile
Baxalta Colombia S.A.S.	Colombia
Baxalta Czech spol. S.r.o.	Czech Republic
Baxalta Denmark A/S	Denmark
Baxalta Deutschland GmbH	Germany
Baxalta Estonia OU	Estonia
Baxalta Export Corporation	United States
Baxalta Export Services GmbH	Switzerland
Baxalta Finland Oy	Finland
Baxalta France S.A.S.	France
Baxalta GmbH	Switzerland
Baxalta Guatemala, Sociedad Anónima	Guatemala
Baxalta Holding B.V.	Netherlands
Baxalta Holdings LLC	United States
Baxalta Hong Kong Limited	China
Baxalta Hungary Limited Liability Company	Hungary
Baxalta Incorporated	United States
Baxalta Innovations GmbH	Austria
Baxalta Investments B.V.	Netherlands
Baxalta Ireland Financing Limited	Ireland
Baxalta Italy Holding S.r.l.	Italy
Baxalta Italy S.r.l.	Italy
Baxalta Japan Limited	Japan
Baxalta Kazakhstan LLP	Kazakhstan
Baxalta Korea Ltd.	Korea, Republic of
Baxalta Lithuania UAB	Lithuania
Baxalta Malaysia SDN. BHD.	Malaysia
Baxalta Manufacturing S.à r.l.	Switzerland
Baxalta Mexico Holding LLC	United States

Baxalta Mexico S. de R.L. de C.V.	Mexico
Baxalta Netherlands B.V.	Netherlands
Baxalta Netherlands Holding B.V.	Netherlands
Baxalta Netherlands Investment B.V.	Netherlands
Baxalta New Zealand Limited	New Zealand
Baxalta Norway AS	Norway
Baxalta Osterreich GmbH	Austria
Baxalta Panama S.A.	Panama
Baxalta Poland sp. Z o.o	Poland
Baxalta Portugal, Unipessoal, Ltda.	Portugal
Baxalta Recombinant S.à r.l.	Switzerland
Baxalta S. de R.L. de C.V.	Mexico
Baxalta S.R.L.	Romania
Baxalta Schweiz AG	Switzerland
Baxalta Services Europe SPRL	Belgium
Baxalta Singapore Holding LLC	United States
Baxalta Singapore Pte. Ltd.	Singapore
Baxalta Slovakia s.r.o.	Slovakia
Baxalta Spain S.L.	Spain
Baxalta Sweden AB	Sweden
Baxalta Tunisia SARL	Tunisia
Baxalta UK Holdco Limited	United Kingdom
Baxalta UK Investments Ltd.	United Kingdom
Baxalta UK Limited	United Kingdom
Baxalta Ukraine LLC	Ukraine
Baxalta US Inc.	United States
Baxalta World Trade LLC	United States
Baxalta Worldwide LLC	United States
Baxalta-Ecuador S.A.	Ecuador
Baxter AG	Austria
Baxter Manufacturing S.p.A.	Italy
BearTracks, Inc.	United States
Bikam Pharmaceuticals, Inc.	United States
BioLife Plasma LLC	United States
BioLife Plasma Services LP	United States
Cinacalcet Royalty Sub LLC	United States
DuoCort Pharma AB	Sweden
Dyax Corp.	United States
Dyax Limited	United Kingdom
Eczacibasi Baxalta Hastane Urunleri Sanayi ve Ticaret A.S.****	Turkey
Farboud Pty Ltd	Australia
FerroKin BioSciences, Inc.	United States
Fibrotech Therapeutics Pty Ltd	Australia
Foresight Biotherapeutics, Inc.	United States
Jerini Ophthalmic Holding GmbH	Germany
JPT Peptide Technologies Inc	United States
Knight Newco 1, Inc.	United States
Laboratorios Baxalta S.A.	United States
Lotus Tissue Repair Inc	United States
Lumena Pharma UK Limited	United Kingdom

Lumena Pharmaceuticals LLC	United States
Meritage Pharma, Inc.	United States
Monmouth Pharmaceuticals Limited	United Kingdom
NPS Holdings Company	Canada
NPS Pharma Canada Inc.	Canada
NPS Pharma Holdings Limited	Ireland
NPS Pharma Holdings U.S., Inc.	United States
NPS Pharma International Limited	Ireland
NPS Pharma UK Limited	United Kingdom
NPS Services, L.C.	United States
Pharma International Insurance Designated Activity Company (DAC)	Ireland
Premacure AB	Sweden
Premacure Uppsala AB	Sweden
Rare Disease Charitable Foundation	United States
Rybar Laboratories Limited	United Kingdom
SARcode Bioscience Inc.	United States
SG Biotech Joint Stock Company*******	Russian Federation
SG Biotech Limited******	Cyprus
SG Biotech Sàrl*****	Switzerland
Shire (Shanghai) Pharmaceuticals Consultancy Co., Ltd.	China
Shire 2005 Investments Limited	Cayman Islands
Shire Acquisitions Investments Ireland Designated Activity Company (DAC)	Ireland
Shire Albania Sh.p.k.	Albania
Shire Australia Pty Limited	Australia
Shire Austria GmbH	Austria
Shire Belgium BVBA	Belgium
Shire Biopharmaceuticals Holdings	United Kingdom
Shire Biopharmaceuticals Holdings Ireland Limited	Jersey
Shire Biopharmaceuticals Ireland Limited	Ireland
Shire Brandywine LLC	United States
Shire Bulgaria EOOD	Bulgaria
Shire Central & Eastern Europe GmbH	Germany
Shire Chile SpA	Chile
Shire Colombia S.A.S	Colombia
Shire Czech S.R.O.	Czech Republic
Shire Denmark ApS	Denmark
Shire Deutschland GmbH	Germany
Shire Deutschland Investments GmbH	Germany
Shire Development LLC	United States
Shire doo Beograd	Serbia
Shire društvo s ogranièenom odgovornošæu za trgovinu i usluge	Croatia
Shire Europe Finance	United Kingdom
Shire Europe Limited	United Kingdom
Shire Executive Services LLC	United States
Shire Farmacêutica Brasil Ltda	Brazil
Shire Finance Limited	Cayman Islands
Shire Finland Oy	Finland
Shire France S.A.S	France
Shire Global Finance	United Kingdom
Shire Hellas Pharmaceuticals Import Export and Marketing S.A.	Greece

Shire Holdings Europe B.V.	Netherlands
Shire Holdings Europe Limited	United Kingdom
Shire Holdings Europe No.2 S.à r.l.	Luxembourg
Shire Holdings Ireland No.2 Limited	Ireland
Shire Holdings Ireland No.3 Limited	Ireland
Shire Holdings Ireland UC	Ireland
Shire Holdings Limited	Bermuda
Shire Holdings Luxembourg S.à r.l.	Luxembourg
Shire Holdings UK Canada Limited	United Kingdom
Shire Holdings UK Limited	United Kingdom
Shire Holdings US AG	United States
Shire Human Genetic Therapies AB	Sweden
Shire Human Genetic Therapies Limited	United Kingdom
Shire Human Genetic Therapies S.A.	Argentina
Shire Human Genetic Therapies Securities Corporation	United States
Shire Human Genetic Therapies UK Limited	United Kingdom
Shire Human Genetic Therapies, Inc.	United States
Shire Hungary Kft	Hungary
Shire Ilac Ticaret Limited Sirketi	Turkey
Shire Incorporated	United States
Shire Intellectual Property 2 SRL	Barbados
Shire Intellectual Property Ireland Limited	Ireland
Shire Intellectual Property SRL	Barbados
Shire International Finance GmbH	Switzerland
Shire International GmbH	Switzerland
Shire International Licensing BV	Netherlands
Shire Investments & Finance (U.K.) Company	United Kingdom
Shire Invicta US Inc	United States
Shire IP Services Corporation	Canada
Shire Ireland Finance Limited	Ireland
Shire Ireland Finance Trading Limited	Ireland
Shire Ireland Investment Limited	Ireland
Shire Ireland Premacure Investment UC	Ireland
Shire Italia S.p.A.	Italy
Shire Japan KK	Japan
Shire Jersey Limited	Jersey
Shire Licensing V.O.F.	Netherlands
Shire LLC	United States
Shire Luxembourg Finance S.à r.l.	Luxembourg
Shire Luxembourg Intellectual Property No.2 S.à r.l.	Luxembourg
Shire Luxembourg Intellectual Property No.3 S.à r.l.	Luxembourg
Shire Luxembourg Intellectual Property S.à r.l.	Luxembourg
Shire Luxembourg S.à r.l.	Luxembourg
Shire New Zealand Limited	New Zealand
Shire North American Group Inc.	United States
Shire Norway AS	Norway
Shire Orphan and Rare Diseases GmbH	Switzerland
Shire Orphan Therapies GmbH	Germany
Shire Orphan Therapies LLC	United States
Shire Pharma Canada ULC	Canada

Shire Pharma Korea Yuhan Hoesa	Korea, Republic of
Shire Pharmaceutical Contracts Limited	United Kingdom
Shire Pharmaceutical Development US Inc	United States
Shire Pharmaceutical Development Limited	United Kingdom
Shire Pharmaceutical Holdings Ireland Limited*	Ireland
Shire Pharmaceutical Investment Trading Ireland UC	Ireland
Shire Pharmaceutical Investments 2008 UC	Ireland
Shire Pharmaceutical Israel Ltd	Israel
Shire Pharmaceutical Services Ireland Limited	Ireland
Shire Pharmaceuticals Finance Ireland Unlimited Company	Ireland
Shire Pharmaceuticals Group	United Kingdom
Shire Pharmaceuticals Iberica S.L.	Spain
Shire Pharmaceuticals International Finance S.à r.l.	Luxembourg
Shire Pharmaceuticals International UC	Ireland
Shire Pharmaceuticals Investments (British Virgin Islands) Limited	Virgin Islands, British
Shire Pharmaceuticals Investments 2007 UC	Ireland
Shire Pharmaceuticals Ireland Limited	Ireland
Shire Pharmaceuticals Limited	United Kingdom
Shire Pharmaceuticals LLC	United States
Shire Pharmaceuticals Mexico SA de CV	Mexico
Shire Pharmaceuticals Portugal, Lda	Portugal
Shire Pharmaceuticals Services Limited	United Kingdom
Shire Pharmaceuticals South Africa (Pty) Ltd	South Africa
Shire Polska Sp. z o. o.	Poland
Shire Properties US	United States
Shire Regenerative Medicine LLC*	United States
Shire Regulatory Inc	United States
Shire Romania SRL	Romania
Shire Rus Limited Liability Company	Russian Federation
Shire Services BVBA	Belgium
Shire Singapore Pte. Ltd.	Singapore
Shire Slovakia s.r.o.	Slovakia
Shire Supplies U.S. LLC	United States
Shire Sweden AB	Sweden
Shire Sweden Holdings S.à r.l.	Luxembourg
Shire Switzerland GmbH	Switzerland
Shire UK Investments Limited	United Kingdom
Shire Ukraine LLC	Ukraine
Shire US Holdings LLC	United States
Shire US Inc	United States
Shire US Investment Inc	United States
Shire US Investments	United Kingdom
Shire US Manufacturing Inc	United States
Shire ViroPharma Incorporated	United States
Shire ViroPharma Incorporated	Puerto Rico
Shire-NPS Pharmaceuticals, Inc.	United States
Sigma-Tau Pharma Ltd.	United Kingdom
Sparkleflame Limited	United Kingdom
SuppreMol GmbH	Germany
Taiwan Shire Limited Company	Taiwan

Tanaud International BV	Netherlands
The Endocrine Centre Limited	United Kingdom
VCO Incorporated	United States
ViroPharma AB	Sweden
Viropharma Biologics Inc	United States
Viropharma Holdings Limited	Bermuda
Viropharma Holdings LLC	United States
Viropharma Limited	United Kingdom
Viropharma Pty Ltd	Australia
VPDE Incorporated	United States
VPINT Incorporated	United States
Navillus Insurance Company DAC	Ireland

With the exception of those entities indicated, all subsidiary undertakings of Shire plc are 100% indirectly beneficially owned.
All subsidiary undertakings are consolidated in the consolidated financial statements of Shire plc.

*these entities are 100% directly beneficially owned
**this entity is 96% indirectly beneficially owned
***this entity is 22.13% indirectly beneficially owned
****this entity is 50.00% indirectly beneficially owned
*****this entity is 51.00% indirectly beneficially owned
******this entity is 26.01% indirectly beneficially owned
*******this entity is 13.26% indirectly beneficially owned